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                                                                  EXHIBIT 10.19

                              AETHER SYSTEMS, INC.
                           1999 EQUITY INCENTIVE PLAN

PURPOSE Aether Systems, Inc., a Delaware corporation (the "Company"), wishes to recruit, reward, and retain employees, outside directors, and other service providers. To further these objectives, the Company hereby sets forth the Aether Systems, Inc. 1999 Equity Incentive Plan (the "Plan"), effective as of October 1, 1999 (the "Effective Date"), to provide options ("Options") to employees, outside directors, and other service providers of the Company and its subsidiaries to purchase shares of the Company's common stock (the "Common Stock").

PARTICIPANTS              All Employees of the Company and any Eligible
                          Subsidiaries are eligible for Options under this Plan. Eligible employees become "optionees" when the Administrator grants them an option under this Plan.
                          The Administrator may also grant options to consultants and certain other service providers. The term optionee also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient.

                          Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR             The Administrator will be the Compensation Committee
                          of the Board of Directors, unless the Board specifies another committee of the Board, but the Board may still act under the Plan as though it were the Compensation Committee.

                          The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or other employees of the Company.

                          The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.





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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
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GRANTING OF               Subject to the terms of the Plan, the Administrator
OPTIONS                   will, in its sole discretion, determine

                                  the persons who receive Options,

                                  the terms of such Options,

                                  the schedule for exercisability (including any requirements that the optionee or the Company satisfy performance criteria),

                                  the time and conditions for expiration of the Option, and

                                  the form of payment due upon exercise.

                          The Administrator's determinations under the Plan need not be uniform and need not consider whether possible recipients are similarly situated.

                          Options granted to employees may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or the corresponding provision of any subsequently enacted tax statute, or nonqualified stock options ("NQSOs"), and the Administrator will specify which
                          form of option it is granting.   (If the
                          Administrator fails to specify the form, it will be an ISO.) Any options granted to outside directors must be nonqualified stock options.

         Substitutions            The Administrator will grant Options in
                                  replacement for any outstanding options with respect to Aether Technologies International,
                                  L.L.C. held by persons eligible to receive
                                  Options under this Plan. The Administrator may also grant Options in substitution for options or other equity interests held by individuals who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's or Subsidiary's acquiring or merging with the individual's employer or acquiring its assets. In addition, the Administrator may provide for the Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant, including both persons who provided services to any acquired company or business and persons who provided services to the Company or any Subsidiary. If necessary to conform the Options to the interests for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.





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                                                      1999 Equity Incentive Plan
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DATE OF GRANT             The Date of Grant will be the date as of which the
                          Administrator grants an Option to a participant, as specified in the Administrator's minutes.

EXERCISE PRICE            The Exercise Price is the value of the consideration
                          that an optionee must provide in exchange for one share of Common Stock. The Administrator will determine the Exercise Price under each Option and may set the Exercise Price without regard to the Exercise Price of any other Options granted at the same or any other time. The Company may use the consideration it receives from the optionee for general corporate purposes.

                          The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value of a share on the Date of Grant for grants made after the IPO Effective Date. For ISOs, the Exercise Price per share must be at least 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; provided, however, that if the Administrator decides to grant an ISO to someone covered by Code Sections 422(b)(6) and 424(d) (as a more-than-10%-stock-owner), the Exercise Price must be at least 110% of the Fair Market Value.

         FAIR MARKET              Fair Market Value of a share of Common Stock
         VALUE                    for purposes of the Plan will be determined
                                  as follows:

                                        if the Company has no publicly-traded
                                        stock, the Administrator will
                                        determine the Fair Market Value for
                                        purposes of the Plan using any
                                        measure of value it determines in
                                        good faith to be appropriate;

                                        if the Common Stock trades on a
                                        national securities exchange, the
                                        closing sale price on that date;

                                        if the Common Stock does not trade on
                                        any such exchange, the closing sale
                                        price as reported by the National
                                        Association of Securities Dealers,
                                        Inc. Automated Quotation System
                                        ("Nasdaq") for such date;

                                        if no such closing sale price
                                        information is available, the
                                        average of the closing bid and asked
                                        prices that Nasdaq reports for such
                                        date; or

                                        if there are no such closing bid and
                                        asked prices, the average of the
                                        closing bid and asked prices as
                                        reported by any other commercial
                                        service for such date.





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                                                      1999 Equity Incentive Plan
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                                  For any date that is not a trading day, the
                                  Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.
                                  The Administrator can substitute a particular time of day or other measure of "closing sale price" if appropriate because of changes in exchange or market procedures.

                                  The Fair Market Value will be treated as equal to the price established in an IPO for any Options granted as of the IPO if they are granted on or before the date on which the IPO's underwriters price the IPO or granted on the following day before trading opens in the Common Stock.

                                  The Administrator has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Options are conditioned on the optionees' agreement that the Administrator's determination is conclusive and binding even though others might make a different and also reasonable determination.

EXERCISABILITY            The Administrator will determine the times and
                          conditions for exercise of each Option.

                          Options will become exercisable at such times and in such manner as the Administrator determines and the Option Agreement indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

                          If the Administrator does not specify otherwise, Options will become exercisable as to 25% per year on each anniversary of the Date of Grant.

                          No portion of an Option that is unexercisable at an optionee's termination of employment will thereafter become exercisable, unless the Option Agreement provides otherwise, either initially or by amendment.

         CHANGE OF        Upon a Change of Control (as defined below), all
         CONTROL          Options will become fully exercisable, unless the
                          optionee's Option Agreement provides otherwise. A
                          Change of Control for this purpose means the occurrence of any one or more of the following events after the Company's IPO:





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                                                      1999 Equity Incentive Plan
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                                        (i) sale of all or substantially all of
                                        the assets of the Company to one or
                                        more individuals, entities, or groups
                                        (other than an "Excluded Owner" as
                                        defined below);

                                        (ii) complete or substantially complete
                                        dissolution or liquidation of the
                                        Company;

                                        (iii) a person, entity, or group (other
                                        than an Excluded Owner) acquires or
                                        attains ownership of at least 80% of
                                        the undiluted total voting power of the
                                        Company's then-outstanding securities
                                        eligible to vote to elect members of
                                        the Board ("Company Voting
                                        Securities");

                                        (iv) completion of a merger or
                                        consolidation of the Company with or
                                        into any other entity (other than an
                                        Excluded Owner) unless the holders of
                                        the Company Voting Securities
                                        outstanding immediately before such
                                        completion, together with any trustee
                                        or other fiduciary holding securities
                                        under a Company benefit plan, retain
                                        control because they hold securities
                                        that represent immediately after such
                                        merger or consolidation more than 20%
                                        of the combined voting power of the
                                        then outstanding voting securities of
                                        either the Company or the other
                                        surviving entity or its ultimate parent

                                        (v) the individuals who constitute the
                                        Board immediately before a proxy
                                        contest cease to constitute at least a
                                        majority of the Board (excluding any
                                        Board seat that is vacant or otherwise
                                        unoccupied) immediately following the
                                        proxy contest; or

                                        (vi) during any two year period, the
                                        individuals who constitute the Board at
                                        the beginning of the period (the
                                        "Incumbent Directors") cease for any
                                        reason to constitute at least a
                                        majority of the Board (excluding any
                                        Board seat that is vacant or otherwise
                                        unoccupied), provided that any
                                        individuals that a majority of
                                        Incumbent Directors approve for service
                                        on the Board are treated as Incumbent
                                        Directors.



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                                                      1999 Equity Incentive Plan
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                                  An "Excluded Owner" consists of the Company,
                                  any Company Subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities.

                                  Even if other tests are met, a Change of Control has not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing. The Administrator may determine that a particular optionee's Options will not become fully exercisable as a result of what the Administrator, in its sole discretion, determines is the optionee's insufficient cooperation with the Company with respect to a Change of Control. In addition, the acceleration will not occur if it would prevent use of "pooling of interest" accounting for a reorganization, merger, or consolidation of the Company that the Board approves.

                                  The Administrator may allow conditional
                                  exercises in advance of the completion of a Change of Control that are then rescinded if no Change of Control occurs.

         SUBSTANTIAL              Upon a Change of Control that is also a
         CORPORATE                Substantial Corporate Change, the Options
         CHANGE                   will become exercisable (unless the Change of
                                  Control section provides otherwise) and the Plan and any unexercised Options will TERMINATE (after the occurrence of one of the alternatives set forth in the next full paragraph) unless either (i) such termination would prevent use of "pooling of interest" accounting for a reorganization, merger, or consolidation of the Company that the Board approves or (ii) provision is made in writing in connection with such transaction for the assumption or continuation of
                                        outstanding Options, or

                                        the substitution for such options or
                                        grants of any options or grants
                                        covering the stock or securities of a
                                        successor employer entity, or a parent
                                        or subsidiary of such successor, with
                                        appropriate adjustments as to the
                                        number and kind of shares of stock and
                                        prices, in which event the Options will
                                        continue in the manner and under the
                                        terms so provided.

                                  If an Option would otherwise terminate under the preceding sentence and the Fair Market Value of the Common Stock



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                                                      1999 Equity Incentive Plan
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                                  as a result of the Substantial Corporate
                                  Change exceeds or is likely to exceed the Exercise Price, the Administrator will either provide that optionees will have the right, at such
                                        time before the completion of the
                                        transaction causing such termination as
                                        the Board or the Administrator
                                        reasonably designates, to exercise any
                                        unexercised portions of the Option,
                                        including those portions that the
                                        Change of Control will make exercisable
                                        or

                                        cause the Company, or agree to allow
                                        the successor, to cancel each Option
                                        after payment to the optionee of an
                                        amount in cash, cash equivalents, or
                                        successor equity interests
                                        substantially equal to the Fair Market
                                        Value under the transaction minus the
                                        Exercise Price for the shares covered
                                        by the Option (and, where the Board or
                                        Administrator determines it is
                                        appropriate, any required tax
                                        withholdings).

                                  The Administrator may allow conditional
                                  exercises in advance of the completion of a Substantial Corporate Change that are then rescinded if no Substantial Corporate Change occurs.

                                  The Board or other Administrator may take any actions described in the Substantial Corporate Changes section, without any requirement to seek optionee consent.

                                  A Substantial Corporate Change means any of the following events:

                                        a sale as described in clause (i) under
                                        Change of Control,

                                        a dissolution or liquidation as
                                        described in clause (ii),

                                        an ownership change as described in
                                        clause (iii), but with the percentage
                                        ownership increased to 100%

                                        merger, consolidation, or
                                        reorganization of the Company with one
                                        or more corporations or other entities
                                        in which the Company is not the
                                        surviving entity, or



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                                                      1999 Equity Incentive Plan
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                                        any other transaction (including a
                                        merger or reorganization in which the
                                        Company survives) approved by the Board
                                        that results in any person or entity
                                        (other than an Excluded Owner) owning
                                        100% of Company Voting Securities.

LIMITATION ON             An Option granted to an employee will be an ISO only
ISOs                      to the extent that the aggregate Fair Market Value
                          (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code
                          Section 422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF                 To exercise any exercisable portion of an Option, the
EXERCISE                  optionee must:

                                  Deliver notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed or otherwise authenticated by the optionee, and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                                  Pay the full Exercise Price by cash or a cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include loans from the Company or the use of Common Stock); and

                                  Deliver to the Administrator such
                                  representations and documents as the
                                  Administrator, in its sole discretion, may consider necessary or advisable.

                          After an IPO, payment in full of the Exercise Price need not accompany the written notice of exercise if the exercise complies with a previously-approved cashless exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates (or other indicia) are delivered to the broker, the





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                                                      1999 Equity Incentive Plan
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                          broker will tender to the Company cash or cash
                          equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.

                          If the Administrator agrees to allow an optionee to pay through tendering shares of Common Stock to the Company, the individual can only tender stock he has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise, or, after an IPO, by having a broker tender to the Company cash equal to the exercise price and any withholding taxes.

OPTION                    No one may exercise an Option more than ten years
EXPIRATION                after its Date of Grant (or five years for ISOs
                          granted to 10% owners covered by Code Sections
                          422(b)(6) and 424(d)). Unless the Option Agreement provides otherwise, either initially or by amendment, no one may exercise an Option after the first to occur of:

         EMPLOYMENT               The 90th day after the date of termination of
         TERMINATION              employment (other than for death or
                                  Disability), where termination of employment means the time when the employer-employee or other service-providing relationship between the employee and the Company ends for any reason. The Administrator may provide that Options terminate immediately upon termination of employment for "cause" under an employee's employment or consultant's services agreement or under another definition specified in the Option Agreement.
                                  Unless the Option Agreement provides
                                  otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor. The
                                  Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment.

         GROSS MISCONDUCT         For the Company's termination of the
                                  optionee's employment as a result of the optionee's Gross Misconduct, the time of such termination. For purposes of this Plan, "Gross Misconduct" means the optionee has





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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
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                                        committed fraud, misappropriation,
                                        embezzlement, or willful misconduct
                                        that has resulted or is likely to
                                        result in material harm to the Company;


                                        committed or been indicted for or
                                        convicted of, or pled guilty or no
                                        contest to, any misdemeanor (other than
                                        for minor infractions or traffic
                                        violations) involving fraud, breach of
                                        trust, misappropriation, or other
                                        similar activity, or any felony; or


                                        committed an act of gross negligence or
                                        otherwise acted with willful disregard
                                        for the Company's best interests in a
                                        manner that has resulted or is likely
                                        to result in material harm to the
                                        Company.

                                  If the optionee has a written employment agreement in effect at the time of his termination that specifies "cause" for termination, "Gross Misconduct" for purposes of his termination will refer to "cause" under the employment agreement, rather than to the foregoing definition.

         DISABILITY               For disability, the earlier of (i) the first
                                  anniversary of the optionee's termination of employment for disability and (ii) 60 days after the optionee no longer has a disability, where "disability" means the inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months; or

         DEATH                    The date 12 months after the optionee's
                                  death.

                          If exercise is permitted after termination of employment, the Option will nevertheless expire as of the date that the former service provider violates any covenant not to compete or other post-employment covenant in effect between the Company and the former service provider. In addition, an optionee who exercises an Option more than 90 days after termination of employment with the Company and/or Eligible Subsidiaries will only receive ISO treatment to the extent the law permits, and becoming or remaining an employee of another related company (that is not an Eligible Subsidiary) or an independent contractor will not prevent loss of ISO status because of the formal termination of employment.





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                                                      1999 Equity Incentive Plan
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                          Nothing in this Plan extends the term of an Option
                          beyond the tenth anniversary of its Date of Grant, nor does anything in this OPTION EXPIRATION section make an Option exercisable that has not otherwise become exercisable, unless the Administrator specifies otherwise.

OPTION                    Option Agreements (which could be certificates) will
AGREEMENT                 set forth the terms of each Option and will include
                          such terms and conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern.
                          The Option Agreements may contain special rules.

PUT AND CALL              The Administrator may provide in Option Agreements
RIGHTS                    that the Company has the right (or obligation) to
                          purchase outstanding Options, or the shares received from exercising an Option, under certain circumstances, including termination of employment for any reason or death and may provide for rights of first refusal. The Administrator may distinguish between unexercisable and exercisable Options.

STOCK SUBJECT             Except as adjusted below under CORPORATE CHANGES,
TO PLAN

                                  the aggregate number of shares of Common
                                  Stock that may be subject to outstanding
                                  Options may not exceed 20% of the shares of Common Stock issued and outstanding as of the date on which the Administrator seeks to make an additional grant (provided that a decrease in shares outstanding will not invalidate any previously issued Option), the maximum number of shares that may be granted under Options for a single individual in a calendar year may not exceed 10% of the shares of Common Stock outstanding at the closing of the IPO, and the aggregate number of shares of Common
                                  Stock that may be issued under ISOs may not exceed 3,000,000.

                          The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market or holds as treasury shares. If any Option expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting





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                                                      1999 Equity Incentive Plan
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                          of new Options (but will be counted against that
                          calendar year's limit for a given individual).

                          No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                          The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Option.

                          The Company will not issue fractional shares pursuant to the exercise of an Option, unless the Administrator determines otherwise, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO                During the optionee's lifetime and except as provided
MAY EXERCISE              under TRANSFERS, ASSIGNMENTS, AND PLEDGES, only the
                          optionee or his duly appointed guardian or personal representative may exercise the Options. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Option. If someone other than the original recipient seeks to exercise any portion of an Option, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Option.

ADJUSTMENTS               Subject to any required action by the Company (which
UPON CHANGES              it agrees to promptly take) or its stockholders, and
IN CAPITAL                subject to the provisions of applicable corporate
STOCK                     law, if, after the Date of Grant of an Option,

                                  the outstanding shares of Common Stock
                                  increase or decrease or change into or are exchanged for a different number or kind of security because of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such
                                  Common Stock occurs without the Company's receiving consideration (excluding, unless the Administrator determines otherwise, stock repurchases),

                          the Administrator must make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee





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                                                      1999 Equity Incentive Plan
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                          immediately following such event will, to the extent
                          practicable, be the same as immediately before such event. (This adjustment does not apply to Common
                          Stock that the optionee has already purchased.)
                          Unless the Administrator determines another method would be appropriate, any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment in the
                          Option's Exercise Price.  The Board or other
                          Administrator may take any actions described in the ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK section without any requirement to seek optionee consent.

                          The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                          All references to numbers of shares of Common Stock in the Plan and in any Option grants made on or before the IPO Effective Date assume the IPO is or will be completed and thus relate to post-IPO numbers of shares.

                          Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this ADJUSTMENTS section specifically provides. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SUBSIDIARY                Employees of Company Subsidiaries will be entitled to
EMPLOYEES                 participate in the Plan, except as otherwise
                          designated by the Board of Directors or the Administrator.

                          Eligible Subsidiary means each of the Company's Subsidiaries, except as the Administrator otherwise specifies. For ISO grants, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an Option is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. For ISOs, Subsidiary also includes a single-member limited





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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
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
                          liability company included within the chain described in the preceding sentence. The Board or the Administrator may use a different definition of Subsidiary for NQSOs.

LEGAL                     The Company will not issue any shares of Common Stock
COMPLIANCE                under an Option until all applicable requirements
                          imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that Federal or state laws otherwise prohibit.

                          The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Options may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be treated as amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR              Unless a registration statement under the Securities
INVESTMENT                Act covers the share of Common Stock an optionee
AND OTHER                 receives upon exercising his Option, the
RESTRICTIONS              Administrator may require, at the time of such
                          exercise, that the optionee agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Option are registered under the Securities Act. Unless the shares are registered under the Securities Act, the optionee must acknowledge:

                                  that the shares purchased on exercise of the Option are not so registered,

                                  that the optionee may not sell or otherwise transfer the shares unless such sale or transfer complies with all
                                        applicable laws, rules, and
                                        regulations, including all applicable
                                        Federal and state securities laws,
                                        rules, and regulations, and either




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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
                                        the shares have been registered under
                                        the Securities Act in connection with
                                        the sale or transfer thereof, or

                                        counsel satisfactory to the Company has
                                        issued an opinion satisfactory to the
                                        Company that the sale or other transfer
                                        of such shares is exempt from
                                        registration under the Securities Act.

                          Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Option Agreements, or the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

                          The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop- transfer orders to transfer agents and registrars.

TAX WITHHOLDING           The optionee must satisfy all applicable Federal,
                          state, and local income and employment tax withholding requirements before the Company will deliver stock certificates or otherwise recognize ownership upon the exercise of an Option. The
                          Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the optionee must pay the Company, with a cashier's check or certified check, the full amounts, if any, required for withholding.
                          Payment of withholding obligations is due at the same time as is payment of the Exercise Price. If the Administrator so determines, the optionee may instead satisfy the withholding obligations by directing the Company to retain shares from the Option exercise, by tendering previously owned shares, or by attesting to his ownership of shares (with the distribution of net shares), or, after an IPO, by having a broker tender to the Company cash equal to the withholding taxes.

TRANSFERS,                Unless the Administrator otherwise approves in
ASSIGNMENTS,              advance in writing for estate planning or other
AND PLEDGES               purposes, an Option may not be assigned, pledged or
                          otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the optionee to any person, except by will or by operation of applicable laws of descent and





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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
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
                          distribution.  If necessary to comply with Rule
                          16b-3, the optionee may not transfer or pledge shares of Common Stock acquired upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The Administrator may, in its discretion, expressly provide that an optionee may transfer his Option, without receiving consideration, to (i) members of his immediate family (children, grandchildren, or spouse), (ii) trusts for the benefit of such family members, or (iii) partnerships whose only partners are such family members.

AMENDMENT OR              The Board may amend, suspend, or terminate the Plan
TERMINATION               at any time, without the consent of the optionees or
OF PLAN AND               their beneficiaries; provided, however, that such
OPTIONS                   actions are consistent with this section.  Except as
                          required by law or by the SUBSTANTIAL CORPORATE
                          CHANGES section, the Administrator may not, without the optionee's or beneficiary's consent, modify the terms and conditions of an Option so as to materially adversely affect the optionee. No amendment, suspension, or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or materially adversely affect any right or obligations under any outstanding Options, except as provided in the SUBSTANTIAL CORPORATE CHANGES Section.

PRIVILEGES OF             No optionee and no beneficiary or other person
STOCK                     claiming under or through such optionee will have any
OWNERSHIP                 right, title, or interest in or to any shares of
                          Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, already issued to such optionee.

EFFECT ON                 Whether exercising an Option causes the optionee to
OTHER PLANS               accrue or receive additional benefits under any
                          pension or other plan is governed solely by the terms of such other plan.

LIMITATIONS ON            Notwithstanding any other provisions of the Plan, no
LIABILITY                 individual acting as a director, officer, other
                          employee, or agent of the Company will be liable to any optionee, former optionee, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of





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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
                          a claim with the Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT             Nothing contained in this Plan constitutes an
CONTRACT                  employment contract between the Company and the
                          optionees. The Plan does not give any optionee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the optionee's employment or other relationship with the Company.

APPLICABLE LAW            The laws of the State of Delaware (other than its
                          choice of law provisions) govern this Plan and its interpretation.

DURATION OF               Unless the Board extends the Plan's term, the
PLAN                      Administrator may not grant Options after
                          _____________, 2009. The Plan will then terminate but will continue to govern unexercised and unexpired
                          Options.

APPROVAL OF               The Plan must be submitted to Company stockholders
THE PLAN                  for their approval within 12 months before or after
                          the Board adopts the Plan to qualify any Options designated as ISOs for treatment as such. If the stockholders do not so approve the Plan, the Plan and any outstanding ISOs will be treated as void and of no effect.





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                                                            Aether Systems, Inc.
                                                      1999 Equity Incentive Plan
                                                                  Page 17 of  17